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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT

To The Board of Directors
Viad Corp
Phoenix, Arizona


We consent to the incorporation by reference in Registration Statement Nos. 33-54465, and 33-55360 on Form S-3 and Nos. 33-41870, 333-63397, 333-35231, and
333-63399 on Form S-8 of Viad Corp, of our report dated February 2, 2001, appearing in this Annual Report on Form 10-K of Viad Corp for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona

February 13, 2001